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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): April 4, 2002


        BEAR STEARNS ASSET BACKED SECURITIES, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2002, which forms
          Madison Avenue Manufactured Housing Contract Trust 2002-A)

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
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            (Exact name of registrant as specified in its charter)

        Delaware                    333-56242                13-3836437
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(State or Other Jurisdiction of    (Commission             (I.R.S. Employer
      Incorporation)               File Number)           Identification No.)

                              383 Madison Avenue
                           New York, New York 10179
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 272-2000
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

ITEM 5. OTHER EVENTS.
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         Incorporation of Certain Documents by Reference.
         ------------------------------------------------

         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, which have been audited by KPMG LLP and were included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002; Commission File No. 1-10777), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, as such Current Reports related to Ambac Assurance Corporation, are hereby incorporated by reference into this Form 8-K, and shall be deemed to be a part hereof. The consent of KPMG LLP to the incorporation by reference of their report on such financial statements in this Form 8-K and to being named as "experts" in the Prospectus Supplement relating to Madison Avenue Manufactured Housing Contract Trust 2002-A, Manufactured Housing Contract Asset-Backed Certificates, Series 2002-A, is attached hereto as Exhibit 23.1.



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

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----    -----------------------------------------

         INFORMATION AND EXHIBITS.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of KPMG LLP



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

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BEAR STEARNS ASSET BACKED SECURITIES, INC.



                                     By:  /s/  Matthew Perkins
                                          -----------------------------------
                                          Name:  Matthew Perkins
                                          Title: Vice President



Dated:  April 4, 2002



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

EXHIBIT INDEX
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Exhibit           Description
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23.1              Consent of KPMG LLP



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